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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 15, 1996


                             TEXFI INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                    1-6797                       56-0795032
(State or other Jurisdiction      (Commission File              (IRS Employer
of Incorporation)                    Number)                 Identification No.)


5400 GLENWOOD AVENUE, SUITE 215, RALEIGH, NC                           27612
(Address of Principal Executive Offices)                             (Zip Code)



Registrant's Telephone Number, Including Area Code:               (919) 783-4736


                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)



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Item 2.           Acquisition or Disposition of Assets

         On March 15, 1996, the Registrant closed a $74 million credit facility, pursuant to a Credit Agreement (the "1996 Credit Facility") with various participating lenders, as enumerated in Schedule A below, (collectively referred to herein as the "Lenders"), including NationsBank N.A. as agent. The 1996 Credit Facility consists of a $19 million "Term Loan" and a "Revolving Credit Facility" not to exceed $55 million. The respective share of both the Term Loan and Revolving Credit Facility for each participating lender is identified in Schedule A below. The 1996 Credit Facility refinanced the Registrant's existing bank credit facility and factor advance arrangement and provided funds to support its ongoing working capital and capital expenditure needs. Under the terms of certain Deeds of Trust, Assignments of Factoring Proceeds, and a Security Agreement, the Registrant granted to the Lenders security interests in substantially all of its tangible and intangible assets.

         The 1996 Credit Facility requires the Registrant to maintain certain covenants including, but not limited to, a stated net worth, a stated leverage ratio as described below, a stated coverage ratio (as defined), and a stated ratio of current assets to current liabilities (excluding the current maturities of all debt). Additionally, the 1996 Credit Facility restricts, among other things, the creation of certain additional indebtedness and liens, the disposition of specific assets, and the payment of dividends and other specific distributions by the Registrant.

         The Term Loan and advances under the Revolving Credit Facility bear interest at a rate equal to the Registrant's choice between a Base, CD or LIBOR rate option (all as defined) plus a margin based upon the leverage ratio applicable to its most recent fiscal quarter. The leverage ratio is computed as the percentage of Consolidated Debt (as defined) to Consolidated EBITDA (as defined). At closing, $19 million of Term Loan borrowings bore interest at an average rate of 8.13% per annum based upon the available CD rates for differing maturities. Of the total of approximately $35.7 million of borrowings under the Revolving Credit Facility, $33 million bore interest at 8.08% per annum based upon the available CD rate, while the remaining $2.7 million bore interest at approximately 10% per annum based upon the Base rate option. Interest is payable in arrears at the conclusion of each individual interest period , which varies depending upon the rate and period chosen, not to exceed 90 days if the applicable interest period is greater than 90 days.

         The Registrant will repay the Term Loan principal in monthly installments of $500,000 commencing on April 30, 1996 with a final balloon payment due on September 15, 1998 of $4.5 million or such other amount as then remains unpaid under the Term Loan. The Registrant is required to prepay the Term Loan on or before April 30 of each year that the Term Loan is outstanding to the extent of 50% of the Excess Cash Flow (as defined) for its immediately preceding fiscal year. In addition, the Registrant is required to prepay the Term Loan in amounts equal to the net proceeds of specific asset sales or offerings of other debt or equity by the Registrant. Such mandatory prepayments will be applied on a pro rata basis to the remaining Term Loan installments due.


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         The proceeds of amounts due to the Registrant from its factors, which have been assigned to the Lenders, are applied as repayment of advances outstanding under the Revolving Credit Facility. The Registrant is required to repay all amounts outstanding under the Revolving Credit Facility on September 15, 1998. The Registrant's "Borrowing Base" under the Revolving Credit Facility is calculated as the sum of (a) 90% of factored Eligible Accounts (as defined), plus (b) 85% of House Accounts (as defined), subject to certain aggregate dollar limitations, plus (c) an amount equal to the lesser of (i) 50% of Eligible Inventory (as defined), calculated on the basis of lower of cost or market, with cost computed on a first-in, first-out basis, or (ii) $10,000,000. In the event that the sum of the outstanding amount of Revolving Credit Facility advances exceeds the Borrowing Base, the Registrant is required to repay the excess of such advances.
                                   Schedule A

                                             COMMITMENT AND
         LENDER                           COMMITMENT PERCENTAGE

NationsBank, N.A                              $17,000,000
                                                22.972973%

Mellon Bank, N.A                              $16,000,000
                                                21.621622%

The First Nations Bank of Boston              $13,000,000
                                                17.567567%

CoreStates Bank, N.A. Corporation             $13,000,000
                                                17.567567%

NatWest Bank, N.A                             $10,000,000
                                                13.513514%

National Bank of Canada                       $ 5,000,000
                                                 6.756757%

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Item 5.           Other Information

         The provisions of the Indenture between the Registrant and First Union National Bank of North Carolina, as Trustee, dated September 8, 1993 (the "Indenture") which restrict the incurrence of additional indebtedness by the Registrant were waived in accordance with the Indenture's requirement with respect to the closing of the 1996 Credit Facility. The Indenture governs the Registrant's outstanding 8.75% Senior Subordinated Debentures due August 1, 1999 (the "Debenture"). As a condition to the waiver by the Debenture holders, the Registrant executed a Second Supplemental Indenture dated March 15, 1996 with the Trustee.

         The Second Supplemental Indenture provides that beginning on the last business day of September 1998, and continuing on the last business day of each month thereafter to and including June, 1999 (each such day being referred to as a "Payment Date"), the Registrant will deposit $600,000 with the Trustee (a "Deposit"), provided, that the amount of any Deposit may be reduced at the Registrant's option by an amount equal to all "Repurchased Debentures" surrendered to the Trustee on or prior to the applicable Payment Date. Repurchased Debentures means (i) the principal amount of all Debentures repurchased by the Registrant as of the applicable Payment Date less (ii) the principal amount of all such Debentures that have been credited against previous Deposits on prior Payment Dates. The Trustee is to hold the Deposit in trust for the benefit of the holders of the Debentures and invest such amounts in U.S. Government obligations or interest-bearing accounts or certificates of deposit with federal or state chartered banks. All Deposits, including interest earned thereon, are to be paid by the Trustee on the principal and interest of the Debentures when due.

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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

         (a)      Financial Statements of Business Acquired.  Not Applicable

         (b)      Pro Forma Financial Information.  Not Applicable.

         (c) The Exhibits furnished in connection with this report are as follows:

                  2(a)(1)     Credit Agreement dated as of March 15, 1996.

                  2(a)(2)     Security Agreement dated as of March 15, 1996.

                  2(a)(3) Form of Deed of Trust and Security Agreement (North Carolina property) dated as of March 15, 1996.

                  2(a)(4) Form of Mortgage and Security Agreement (South Carolina property) dated as of March 15, 1996.

                  2(a)(5) Deed to Secure Debt and Security Agreement (Georgia property) dated as of March 15, 1996.

                  2(a)(6) Form of Assignment of Factoring Proceeds dated as of March 15, 1996.

                  4(a)(1)     First Supplemental Indenture dated as of March 10,
                              1995.

                  4(a)(2) Second Supplemental Indenture dated as of March 15, 1996.

         The following exhibits and schedules to the Credit Agreement, filed as
Exhibit 2(a)(1) hereto, have been omitted. The Registrant hereby undertakes to furnish supplementally a copy of any such omitted exhibit or schedule to the Commission upon request.

Exhibit A-1       Form of Revolving Credit Note
Exhibit A-2       Form of Term Note
Exhibit  B-1      Form of Notice of Revolving Credit Loan Borrowing
Exhibit B-2       Form of Notice of Term Loan Borrowing
Exhibit C         Form of Notice of Conversion/Continuation
Exhibit D         Form of Officer's Compliance Certificate
Exhibit E         Form of Assignment and Acceptance
Exhibit F         Form of Borrowing Base Certificate
Schedule 1.1(a)   Commitments
Schedule 1.1(b)   Encumbered Property
Schedule 6.1(a)   Jurisdictions of Organization and Qualification to Do
                  Business as Foreign Corporation
Schedule 6.1(f)   Environmental Matters


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Schedule 6.1(g)   ERISA Plans
Schedule 6.1(j)   Intellectual Property Matters
Schedule 6.1(k)   Material Contracts
Schedule 6.1(l)   Employment, Non-Compete, Investment and Shareholder Agreements
Schedule 6.1(p)   Material Contingent Liabilities
Schedule 6.1(u)   Debt and Guarantees
Schedule 10.1     Permitted Debt
Schedule 10.3     Liens
Schedule 10.4     Loans, Advances and Investments

         The following schedule to the Security Agreement, filed as Exhibit 2(a)(2) hereto, have been omitted. The Registrant hereby undertakes to furnish supplementally a copy of such omitted schedule to the Commission upon request.

         Schedule 1                 Excluded Property

         The following exhibits to the Form of Deed Trust and Security Agreement (North Carolina property), filed as Exhibit 2(a)(4) hereto, have been omitted. The Registrant hereby undertakes to furnish supplementally a copy of such omitted exhibits to the Commission upon request.

         Exhibit A                  Description of Land
         Exhibit B                  Permitted Exceptions
         Exhibit C                  Excluded Equipment

         The following exhibits to the Form of Mortgage and Security Agreement (South Carolina property), filed as Exhibit 2(a)(4) hereto, have been omitted. The Registrant hereby undertakes to furnish supplementally a copy of such omitted exhibits to the Commission upon request.

         Exhibit A                  Description of Land
         Exhibit B                  Permitted Exceptions
         Exhibit C                  Excluded Equipment


         The following exhibits to the Deed to Secure Debt and Security Agreement (Georgia property), filed as Exhibit 2(a)(3) hereto, have been omitted. The Registrant hereby undertakes to furnish supplementally a copy of such omitted exhibits to the Commission upon request.

         Exhibit A                  Description of Land
         Exhibit B                  Permitted Exceptions
         Exhibit C                  Excluded Equipment

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     TEXFI INDUSTRIES, INC.


                                     By: s/ Dane L. Vincent
                                     Dane L. Vincent
                                     Chief Financial Officer and Treasurer




Date:  March 29, 1996


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                                INDEX TO EXHIBITS

Exhibit No.                                          Exhibit

2(a)(1) Credit agreement dated as of March 15, 1996 among Registrant, as Borrower, certain Lenders referred to therein, NationsBank, N.A., as Agent, and NationsBanc Commercial Corporation, as Disbursing Agent.

2(a)(2) Security Agreement dated as of March 15, 1996 between Registrant, as Grantor, and NationsBank, N.A., as Agent for certain Lenders referred to therein, and NationsBanc Commercial Corporation, as Disbursing Agent.

2(a)(3) Form of Deed of Trust and Security Agreement (North Carolina property) dated as of March 15, 1996 between Registrant, as Grantor, TIM, Inc., as Trustee, and NationsBank, N.A., as Beneficiary and Agent for certain Lenders referred to therein, and NationsBanc Commercial Corporation, as Disbursing Agent.

2(a)(4) Form of Mortgage and Security Agreement (South Carolina property) dated as of March 15, 1996 between Registrant, as Grantor, and NationsBank, N.A., as Beneficiary and Agent for certain Lenders referred to therein, and NationsBanc Commercial Corporation, as Disbursing Agent.

2(a)(5) Deed to Secure Debt and Security Agreement (Georgia property) dated as of March 15, 1996 between Registrant, as Grantor, and NationsBank, N.A., as Beneficiary and Agent for certain Lenders referred to therein, and NationsBanc Commercial Corporation, as Disbursing Agent.

2(a)(6)           Form of Assignment of Factoring Proceeds dated as of March
                  15, 1996.

4(a)(1) First Supplemental Indenture dated as of March 10, 1995, between Registrant and First Union National Bank of North Carolina, as Trustee.

4(a)(2) Second Supplemental Indenture dated as of March 15, 1996, between Registrant and First Union National Bank of North Carolina, as Trustee.


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